SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : March 25, 2002

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2002 providing for the issuance of
2002-CB1  Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2002-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-07              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National
Association,   as  Trustee,   and  JPMorgan Chase Bank,  as  Certificate
Administrator.   On   March 25, 2002  distributions   were   made   to  the
Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on March 25, 2002 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein



Date:  April 1, 2002              By: /s/   Karen Schluter
                                       ------------------------------------
                                        Karen Schluter
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         March 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  March 25, 2002


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               March 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A       50,000,000.00    50,000,000.00     640,479.78      77,083.33      717,563.11    0.00         0.00       49,359,520.22
A2A      117,592,000.00   117,592,000.00   1,594,906.10     178,837.83    1,773,743.93    0.00         0.00      115,997,093.90
A2B       20,751,000.00    20,751,000.00     177,211.79      33,864.48      211,076.27    0.00         0.00       20,573,788.21
M1        15,891,000.00    15,891,000.00           0.00      30,347.40       30,347.40    0.00         0.00       15,891,000.00
M2        12,950,000.00    12,950,000.00           0.00      29,227.43       29,227.43    0.00         0.00       12,950,000.00
B1         7,063,000.00     7,063,000.00           0.00      19,128.96       19,128.96    0.00         0.00        7,063,000.00
B2         8,240,000.00     8,240,000.00           0.00      32,616.67       32,616.67    0.00         0.00        8,240,000.00
N         12,900,000.00    12,900,000.00     812,926.58     102,662.50      915,589.08    0.00         0.00       12,087,073.42
R                  0.00             0.00           0.00           0.00            0.00    0.00         0.00                0.00
TOTALS   245,387,000.00   245,387,000.00   3,225,524.25     503,768.60    3,729,292.85    0.00         0.00      242,161,475.75

AIO       73,130,000.00    73,130,000.00           0.00     536,286.67      536,286.67    0.00         0.00       73,130,000.00
X        235,429,185.40   235,429,185.40           0.00           0.00            0.00    0.00         0.00      233,017,267.14
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                           ENDING                      PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1A     12489WEG5     1,000.00000000   12.80959560     1.54166660     14.35126220       987.19040440      A1A            2.220000 %
A2A     12489WEN0     1,000.00000000   13.56304936     1.52083330     15.08388266       986.43695064      A2A            2.190000 %
A2B     12489WEP5     1,000.00000000    8.53991567     1.63194448     10.17186015       991.46008433      A2B            2.350000 %
M1      12489WEJ9     1,000.00000000    0.00000000     1.90972248      1.90972248     1,000.00000000      M1             2.750000 %
M2      12489WEK6     1,000.00000000    0.00000000     2.25694440      2.25694440     1,000.00000000      M2             3.250000 %
B1      12489WEL4     1,000.00000000    0.00000000     2.70833357      2.70833357     1,000.00000000      B1             3.900000 %
B2      12489WEM2     1,000.00000000    0.00000000     3.95833374      3.95833374     1,000.00000000      B2             5.700000 %
N       N/A           1,000.00000000   63.01756434     7.95833333     70.97589767       936.98243566      N              9.550000 %
TOTALS                1,000.00000000   13.14464193     2.05295554     15.19759747       986.85535807

AIO     12489WEH3     1,000.00000000    0.00000000     7.33333338      7.33333338     1,000.00000000      AIO            8.800000 %
X       N/A           1,000.00000000    0.00000000     0.00000000      0.00000000       989.75522828      X              0.000000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               Robert Wainwright
               JPMorgan Chase Bank - Structured Finance Services
                            450 West 33rd Street, 14 floor
                            New York, New York 10001
                              Tel: (212) 946-7551
                       Email: robert.wainwright@chase.com
                     ---------------------------------------

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   March 25, 2002

Sec. 4.06(iii) O/C Amount                                               2,942,864.82
Sec. 4.06(iii) Targeted O/C Amount                                      2,942,864.82
Sec. 4.06(iii) O/C Deficiency Amount                                    0.00
Sec. 4.06(iii) O/C Release Amount                                       0.00
Sec. 4.06(iii) Monthly Excess Interest                                  908,650.91
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                          908,650.91
Sec. 4.06(iii) Extra Principal Distribution Amount                      679.42

Sec. 4.06(iv) Servicing Compensation                                    0.00
Sec. 4.06(iv) Servicing Fee                                             96,998.30
Sec. 4.06(iv) PMI Premium                                               0.00
Sec. 4.06(iv) Special Servicing Fee Accrued                             3,300.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                    0.00
Sec. 4.06(iv) Special Servicing Fee Paid                                3,300.00


Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                   78,306,913.51
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                  154,710,353.63

Sec. 4.06(vii) Total Beginning Number of Loans                          2,570.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                  2,083.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                  1,487.00


Sec. 4.06(vii) Total Ending Number of Loans                             2,541.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                     1,076.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                     1,465.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans             10.04%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                   10.11%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                   10.00%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                 270.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                 336.00


Sec. 4.06(viii)Loans Delinquent

 Group 1

Category                Number          Principal  Balance     Percentage
1 Month                 141                10,471,420.41           13.37 %
2 Month                  78                 5,047,617.06            6.45 %
3 Month                 212                13,040,179.00           16.65 %
Total                   431                28,559,216.47           36.47 %
 Group 2

Category                Number              Principal  Balance     Percentage
1 Month                 159                17,522,905.62           11.33 %
2 Month                  84                 8,668,897.82            5.60 %
3 Month                  84                 7,740,896.26            5.00 %
 Total                  327                33,932,699.70           21.93 %
 Group Totals

Category                Number              Principal  Balance     Percentage
1 Month                  300               27,994,326.03           12.01 %
2 Month                  162               13,716,514.88            5.89 %
3 Month                  296               20,781,075.26            8.92 %
 Total                   758               62,491,916.17           26.82 %

Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures


Sec. 4.06(viii)Loans in Foreclosure

 Group 1
-------------
 Number                Principal  Balance     Percentage
       0                      0.00                 0.00 %

 Group 2
--------------
 Number                Principal  Balance     Percentage
       0                      0.00                 0.00 %

Group Totals
--------------
 Number                Principal  Balance     Percentage
       0                      0.00                 0.00 %

                                      -7-




                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               March 25, 2002


Sec. 4.06(viii)Loans in Bankruptcy

 Group 1
--------------
 Number              Principal  Balance     Percentage
     204             12,376,905.44                15.81 %

 Group 2
--------------
 Number                Principal  Balance     Percentage
      80              7,469,902.92                 4.83 %

Group Totals
--------------
 Number               Principal  Balance     Percentage
     284             19,846,808.36                 8.52 %



Sec. 4.06(ix)Loans in REO

 Group 1
-----------------
 Number              Principal  Balance     Percentage
      0                      0.00                 0.00 %

 Group 2
-----------------
 Number              Principal  Balance     Percentage
      0                      0.00                 0.00 %

Group Totals
-----------------
 Number              Principal  Balance     Percentage
      0                      0.00                 0.00 %


Sec. 4.06(x) Reperforming Loans                                 326.00
Sec. 4.06(x) Reperforming Loan Balances                         22,669,084.36

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                   480,159.67
Principal Prepayments Group 2                                   1,742,917.78

Sec. 4.06(xii) Prepayment Penalties/Premiums                    10,917.59

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                             0.00
Current Realized Losses Incurred in Group 2                             0.00
Cummulative Realized Losses Incurred in Group 1                         0.00
Cummulative  Realized Losses Incurred in Group 2                        0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                     0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                     0.00
Class A2A Unpaid Interest Shortfall                                     0.00
Class A2b Unpaid Interest Shortfall                                     0.00
Class M1 Unpaid Interest Shortfall                                      0.00
Class M2 Unpaid Interest Shortfall                                      0.00
Class B1  Unpaid Interest Shortfall                                     0.00
Class B2  Unpaid Interest Shortfall                                     0.00
Class N Unpaid Interest Shortfall                                       0.00




                                   -8-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               March 25, 2002

Current Period Relief Act Interest Shortfalls                           0.00

Class A1A Interest Accrual Relief Act Reduction                         0.00
Class A2A Interest Accrual Relief Act Reduction                         0.00
Class A2B Interest Accrual Relief Act Reduction                         0.00
Class AIO Interest Accrual Relief Act Reduction                         0.00
Class M1  Interest Accrual Relief Act Reduction                         0.00
Class M2  Interest Accrual Relief Act Reduction                         0.00
Class B1  Interest Accrual Relief Act Reduction                         0.00
Class B2  Interest Accrual Relief Act Reduction                         0.00
Total Class Interest Accrual Relief Act Reduction                       0.00


Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                         1,765.72

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2B                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2B               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M2                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B2                 0.00


Sec. 4.06(xiv) Has the Trigger Event Occurred                           no

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                  n/a

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0000%

Sec. 4.06(xxv) Available Funds
Available Funds                                         4,259,727.65
Interest Remittance Amount                              1,847,809.39
Principal Remittance Amount                             2,411,918.26

Sec 4.06 Repurchased Principal                                  0.00

Sec 4.06 Class X Distributable Amount                           0.00

